Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 12, 2014 (this “Amendment”), is by and among Corinthian Colleges, Inc. (the “Domestic Borrower”), Everest Colleges Canada, Inc. (the “Canadian Borrower”; the Domestic Borrower and the Canadian Borrower are referred to herein collectively as the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Domestic Administrative Agent  (in such capacity, the “Domestic Administrative Agent”) and Canadian Agent (in such capacity, the “Canadian Administrative Agent”; the Domestic Administrative Agent and the Canadian Administrative Agent are referred to herein collectively as the “Administrative Agents”). Capitalized terms which are used in this Amendment without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

R E C I T A L S:

WHEREAS, the Borrowers, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agents are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of May 17, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Administrative Agents and Lenders amend the Credit Agreement in certain respects; and

WHEREAS, the Administrative Agents and the Lenders party hereto are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1.                         AMENDMENTS TO CREDIT AGREEMENT.  Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

1.1                               The definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

“Applicable Rate” means (a) with respect to any Eurodollar Rate Committed Loan or Letter of Credit Fee, 5.00%, (b) with respect to any Base Rate Loan, 4.00% and (c) with respect to the Commitment Fee, 0.40%.

1.2                               The definition of “Consolidated Net Worth” set forth in Section 1.01 of the Credit Agreement is hereby amended to insert at the end thereof the following phrase:

plus (c) all non-cash charges related to deferred tax asset valuation allowances incurred during the fiscal quarter ended March 31, 2014 in an aggregate amount not to exceed $76,500,000.

1.3                               The definition of “Default Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete therefrom each reference to “2%” and insert therefor “6%”.

1.4                               The definition of “Domestic Collateral” set forth in Section 1.01 of the Credit Agreement is hereby amended to restate clause (iii) thereof in its entirety as follows: “(iii) all owned and leased real estate”.

1.5                               The definition of “Excluded Property” set forth in Section 1.01 of the Credit Agreement is hereby amended to restate clause (b) thereof in its entirety as follows: “(b) [Reserved]”.

1.6                               The definition of “Permitted Acquisitions” set forth in Section 1.01 of the Credit Agreement is hereby amended to restate the language prior to clause (i) thereof in its entirety as follows:

“Permitted Acquisitions” means Acquisitions by any Borrower or any of its Subsidiaries of Persons and/or assets that meet each of the following criteria (A) consummated prior to the Amendment No. 1 Effective Date or (B) consummated after the Amendment No. 1 Effective Date in an aggregate amount of up to (inclusive of, and not in addition to, all such Acquisitions referred to in clause (ix) of this definition) $15,000,000:

1.7                               The following definitions are hereby added in appropriate alphabetical order in Section 1.01 of the Credit Agreement:

“Agent Financial Advisor” has the meaning specified in Section 6.16.

“Amendment No. 1” means that certain Amendment No. 1, dated as of May 12, 2014, among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agents.

“Amendment No. 1 Effective Date” means May 12, 2014.

“Borrower Financial Advisor” has the meaning specified in Section 6.15.

“Investment Bank”  has the meaning specified in Section 6.14.

“Specified Maximum Amount” means (a) from July 18, 2014 to but excluding August 1, 2014, $105,000,000, (b) from August 1, 2014 to but excluding August 15, 2014, $93,000,000 and (c) from and after August 15, 2014, $90,000,000.

“Waiver Agreement” means that certain Waiver Agreement, dated as of May 12, 2014, among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agents.

1.8                               Section 2.02(c) of the Credit Agreement is hereby amended to insert the following sentence at the end thereof:

Notwithstanding anything to the contrary herein, from and after the Amendment No. 1 Effective Date, no Loans may be requested as, converted to or continued as Eurodollar Rate Committed Loans.

1.9                               Section 2.07 of the Credit Agreement is hereby amended to add the following new clause (c) immediately after clause (b) thereof and renumber the existing clause (c) as a new clause (d) thereof:

(c)                              From and after July 18, 2014, in the event the Total Outstandings exceed the Specified Maximum Amount as of any date, the Borrowers shall immediately make a mandatory prepayment of the Loans and/or Cash Collateralize Acceptances and L/C Obligations in an amount equal to such excess (without any reduction in the Lenders’ Commitments).

1.10                        Section 4.02 of the Credit Agreement is hereby amended to add the following clause (d) immediately after clause (c) thereof:

(d)                                 In the case of any Credit Extension occurring on and after July 18, 2014, after giving effect to such Credit Extension, the Total Outstandings shall not exceed the Specified Maximum Amount as of such date.

1.11                        Section 6.01 of the Credit Agreement is hereby amended to (i) delete the “and” located at the end of clause (c) thereof, (ii) replace the “.” located at the end of clause (d) thereof with “; and” and (iii) insert the following new clause (e) immediately following clause (d) thereof:

(e)                                  as soon as available, but in any event within 45 days after the end of the fiscal quarter ended June 30, 2014, a consolidated balance sheet of the Domestic Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the figures for the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Domestic Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Domestic Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, together with a duly completed Compliance Certificate signed by a Responsible Officer of the Domestic Borrower (such certificate to be modified to reflect that such financial statements are unaudited and no audit opinion has been issued, it being understood and agreed that such financial statements and Compliance Certificate shall be used to determine the Borrowers’ compliance with Section 7.11 as of the end of such fiscal quarter).

1.12                        Section 6.02 of the Credit Agreement is hereby amended to (i) delete the “and” located at the end of clause (e) thereof, (ii) renumber clause (f) thereof as clause (g) and (iii) insert the following new clause (f) immediately following clause (e) thereof:

(f)    within one (1) Business Day after any material communication with the U.S. Department of Education, the U.S. Securities and Exchange Commission or any other regulatory agency or accreditor, (i) notice to the Administrative Agents and the Lenders of such communication and (ii) copies of all such communication when in written form; and

1.13                        Article VI of the Credit Agreement is hereby amended to insert at the end thereof the following new Sections 6.14, 6.15, 6.16 and 6.17:

6.14                        Investment Bank.  On or prior to May 30, 2014 and at all times thereafter, engage Barclays Bank PLC (or another investment bank selected by the Borrowers and reasonably acceptable to the Required Lenders) (the “Investment Bank”) to assist the Borrowers in arranging a transaction to refinance the Obligations in full and otherwise with a scope, and subject to terms, reasonably satisfactory to the Administrative Agents and the Borrowers.  The Borrowers shall cause the Investment Bank to provide the Lenders with a monthly update call regarding the refinancing process.

6.15                        Financial Advisor. On or prior to May 30, 2014 and at all times thereafter, engage a financial advisor reasonably acceptable to the Required Lenders (the “Borrower Financial Advisor”) to assist the Borrowers in developing initiatives to increase free cash flow and otherwise with a scope, and subject to terms, reasonably satisfactory to the Administrative Agents.

6.16                        Access and Cooperation.  (a)  Promptly, upon reasonable advance notice, provide each Administrative Agent and its professionals and advisors (including Carl Marks or such other financial advisor as shall be engaged by any Administrative Agent or its counsel (the “Agent Financial Advisor”)) (i) access during normal business hours to the Loan Parties’ and their respective Subsidiaries’ property and business locations, their books and records and their management, and (ii) such information as any Administrative Agent or its professionals and advisors shall reasonably request.

(b)                                 Cooperate fully with each Administrative Agent and its professionals and advisors and provide assistance with any and all diligence such Administrative Agent or its professionals and advisors may require.

(c)                                  Authorize the Investment Bank, the Borrower Financial Advisor and the Loan Parties’ auditor, on the one hand, and the Administrative Agents and the Lenders, on the other, to communicate directly with each other regarding the Loan Parties and their respective Subsidiaries (provided that the Loan Parties and/or their representatives may require that they be present and/or participate in any such communications at the election of the Loan Parties so long as the Loan Parties or such representatives use commercially reasonable efforts to be available for such communications).  The Loan Parties shall provide to the Administrative Agents and the Lenders prompt reasonable access to (i) the Investment Bank, the Borrower Financial Advisor, such auditor and any other consultant or professional retained by the Loan Parties and (ii) all related diligence materials, data rooms, opinions, reports and other communications provided by the Investment Bank, the Borrower Financial Advisor, such auditor or any other consultant or professional (other than counsel) retained by the Loan Parties.

6.17                        Cash Management.  Maintain all of their cash balances with Bank of America and its Affiliates, which shall be subject to a control agreement in a form reasonably acceptable to the Domestic Administrative Agent and the Domestic Borrower, except for (a) deposit accounts the balance of which consists exclusively of (i) withheld income taxes and federal state or local employment taxes required to be paid to the IRS or a Governmental Authority with respect to employees of any Loan Party and (ii) amounts required to be paid over to an employee benefit plan pursuant to applicable law on behalf of or for the benefit of employees of any Loan Party, (b) all segregated deposit accounts constituting (and the balance of which consists solely of funds set aside in connection with) payroll accounts, trust accounts, and accounts dedicated to the payment of accrued employee benefits, medical, dental and employee benefits claims to employees of any Loan Party, and (c) other deposit accounts maintained in the ordinary course of business containing cash amounts that do not exceed at any time $8,000,000 (which amount may be exceeded provided that, prior to exceeding such cap, the Borrowers shall have provided the Domestic Administrative Agent with written explanations of the reasons such cap will be exceeded and the Domestic Administrative Agent shall have consented to such increase (which consent shall not be unreasonably withheld)) for any such account and in the aggregate for all such accounts.

1.14                        Section 7.01(d) of the Credit Agreement is hereby amended to delete the phrase “and (ii)” and insert therefor the following phrase: “, (ii) such Liens do not encumber any real property and (iii)”.

1.15                        Section 7.02(b) of the Credit Agreement is hereby amended to delete the amount “$1,500,000” and insert therefor “$250,000”.

1.16                        Section 7.02(h) of the Credit Agreement is hereby amended to delete the amount “$20,000,000” and insert therefor “$10,000,000”.

1.17                        Section 7.03 of the Credit Agreement is hereby amended to (i) delete the “and” located at the end of clause (i) thereof, (ii) delete the “.” located at the end of clause (j) thereof and insert “; and” therefor and  (iii) add the following clause (k) thereof:

(k) Indebtedness in respect of a purchasing card program with American Express or other provider of similar services for payment of corporate expenses in the ordinary course of business consistent with past practice.

1.18                        Section 7.05 of the Credit Agreement is hereby amended to (i) delete the “.” located at the end of clause (l) thereof and insert “;” therefor and (ii) insert at the end thereof the following proviso:

provided, that, from and after the Amendment No. 1 Effective Date, neither any Borrower nor any Subsidiary thereof shall Dispose of any real property pursuant to this Section 7.05 other than the real property located at 2401 N .Harbor City Blvd., Melbourne, FL.

1.19                        Section 7.06 of the Credit Agreement is hereby amended to (i) insert “and” at the end of clause (b) thereof, (ii) replace the “;” with a “.” at the end of clause (c) thereof and (iii) delete in their entirety clauses (d) and (e) thereof.

1.20                        Section 8.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)                                 Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.10, 6.12, 6.14, 6.15, 6.16, 6.17 or Article VII or the Waiver Agreement; or

1.21                        Section 10.04(a) of the Credit Agreement is hereby amended to (i) delete therefrom the phrase “and (iii)” and insert therefor the following phrase: “, (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agents from time to time in connection with ongoing monitoring of the Loan Parties and their operations, including the reasonable fees and expenses of the Agent Financial Advisor (including with respect to preparation of an enterprise valuation report that shall be shared with the Lenders but not the Borrowers) and (iv)” and (ii) delete therefrom the phrase “or any L/C Issuer)” and insert therefor the following phrase: “or any L/C Issuer and the fees and expenses of the Agent Financial Advisor)”.

1.22                        Section 10.04(e) of the Credit Agreement is hereby amended to insert the following phrase at the end thereof: “(and, in the case of any out-of-pocket costs and expenses, delivery of a summary invoice therefor)”.

SECTION 2.                         CONDITIONS.  This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrative Agent of:

(a)                                 duly executed counterparts to this Amendment from the Borrowers, the Guarantors, the Administrative Agents and the Required Lenders;

(b)                                 a Certificate of the Secretary or Assistant Secretary of each Borrower certifying resolutions of the Board of Directors or analogous governing body of such Borrower authorizing the execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement as amended hereby; and

(c)                                  a duly executed Waiver Agreement dated the date hereof (the “Waiver Agreement”) by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agents.

SECTION 3.                         AMENDMENT FEE.  The Borrowers shall pay to the Administrative Agents, for the account of each Lender that executes and delivers a signature page hereto prior to 5:00 PM (Pacific time) on May 9, 2014 (or such later date or time as the Administrative Agents may specify), an amendment fee (the “Amendment Fee”) in an amount equal to 1.50% of such Lender’s Commitment as of the Effective Date.  The Amendment Fee shall be fully earned as of the Effective Date and shall be payable in cash on July 8, 2014.

SECTION 4.                         REPRESENTATION AND WARRANTIES.

4.1                               Enforceability.  Each Loan Party hereby represents and warrants that each of this Amendment and (in the case of the Borrowers) the Credit Agreement as amended hereby is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

4.2                               Authorization; No Conflicts.  Each Loan Party hereby represents and warrants that its execution and delivery of this Amendment and performance of this Amendment and  (in the case of the Borrowers) the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party and are within such Loan Party’s corporate or other organizational power and authority, (ii) do not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any Contractual Obligation to which such Loan Party is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.

4.3                               No Default; Representations and Warranties in Loan Documents.  Each Loan Party hereby represents and warrants that, after giving effect to Section 1 hereof and the Waiver Agreement, (i) no Default has occurred and is continuing and (ii) all of the representations and warranties of such Loan Party contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that, for purposes of this Section 4.3, the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsection (a) and (b), respectively of Section 6.01 of the Credit Agreement).

SECTION 5.                         RATIFICATION AND RELEASE.

5.1                               Ratification.  Each Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of each Administrative Agent, the L/C Issuers or the Lenders, as the case may be, under each Loan Document, (b) agrees and acknowledges that the liens in favor of each Administrative Agent, the L/C Issuers or the Lenders under each Loan Document constitute valid, binding, enforceable and perfected first priority liens and security interests and are not subject to avoidance, disallowance or subordination pursuant to any requirement of Law, (c) agrees and acknowledges the Obligations constitute legal, valid and binding obligations of the Loan Parties and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any requirement of Law, (d) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (e) agrees that neither such ratification and reaffirmation, nor the Administrative Agents’, the L/C Issuers’ nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Loan Documents with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents.  This Amendment shall not constitute a waiver of, or forbearance with respect to, any Default, whether known or unknown, and the Administrative Agent and the Lenders shall reserve all rights and remedies in respect thereof. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

5.2                               Release; Covenant Not to Sue; Acknowledgement.  (a)  Each Loan Party hereby absolutely and unconditionally releases and forever discharges each Administrative Agent, each L/C Issuer, each Swing Line Lender, each Lender and each of their respective Related Parties (each a “Released Party”) from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising out of or with respect to the Obligations, the Credit Agreement, this Amendment or any other Loan Document from the beginning of time to and including the Effective Date, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified.  Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Nothing in this Section 5.2 shall relieve any Administrative Agent or Lender of any continuing contractual obligations under this Amendment.

(b)                                 Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release.  If any Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

(c)                                  Each Loan Party represents and warrants that, to its knowledge, there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, fixed or contingent, which any Loan Party may have or claim to have against any Released Party arising with respect to the Obligations, the Credit Agreement, this Amendment or any other Loan Document.

(d)                                 Each of the Loan Parties has been advised by counsel with respect to the release contained in this Section 5.2.  Upon advice of such counsel, each of the Loan Parties hereby waives and relinquishes all of the rights and benefits each Loan Party has, or may have, with respect to the claims released under Section 1542 of the California Civil Code or any other similar statute.  Section 1542 states as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

SECTION 6.                         MISCELLANEOUS.

6.1                               Effect.

(a)                                 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.

(b)                                 Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute an amendment, forbearance or waiver by, or otherwise affect any right, power or remedy of, any Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or waive, affect or diminish any right of any Administrative Agent or any Lender to demand strict compliance and performance therewith, (ii) constitute a waiver of, or forbearance with respect to, any Default, whether known or unknown or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

6.2                               Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable and will not affect the effectiveness thereof in any other jurisdiction.

6.3                               Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.  This Amendment may also be executed by facsimile or electronic transmission and each facsimile or electronic transmission signature hereto shall be deemed for all purposes to be an original signatory page.

6.4                               GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT EACH ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

6.5                               Section Titles.  The Section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

6.6                               Reimbursement of each Administrative Agent’s Expenses.  Without limiting any of the Administrative Agents’ rights, or any of Borrowers’ obligations, under Section 10.04(a) of the Credit Agreement, each Borrower agrees to reimburse the Administrative Agents for all reasonable and documented out-of-pocket fees, costs and expenses, including the reasonable fees, costs, and expenses of the Agent Financial Advisor and Sidley Austin LLP for advice, assistance or other representation in connection with this Amendment.

6.7                               Entire Agreement.  This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings or agreements.

[Signature Pages Follow]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment as of the date first written above.

BORROWERS:

CORINTHIAN COLLEGES, INC.

By:	/s/ Jack D. Massimino
Name: Jack D. Massimino
Title: Chairman and Chief Executive Officer

EVEREST COLLEGES CANADA, INC.

By:	/s/ Jack D. Massimino
Name: Jack D. Massimino
Title: Executive Chairman

Signature Page to
Amendment No. 1

GUARANTORS:

ASHMEAD EDUCATION, INC.
CAREER CHOICES, INC.
CDI EDUCATION USA, INC.
CORINTHIAN PROPERTY GROUP, INC.
CORINTHIAN SCHOOLS, INC.
ECAT ACQUISITION, INC.
ETON EDUCATION, INC.
FLORIDA METROPOLITAN UNIVERSITY, INC.
GRAND RAPIDS EDUCATIONAL CENTER, INC.
HEALD CAPITAL, LLC
HEALD EDUCATION, LLC
HEALD REAL ESTATE, LLC
MJB ACQUISITION CORPORATION
PEGASUS EDUCATION, INC.
RHODES BUSINESS GROUP, INC.
RHODES COLLEGES, INC.
SD III-B HEALD HOLDINGS CORP.
SEQUOIA EDUCATION, INC.
SOCLE EDUCATION, INC.
SP PE VII-B HEALD HOLDINGS CORP.
TITAN SCHOOLS, INC.

By:	/s/ Jack D. Massimino
Name: Jack D. Massimino
Title: Chairman, President and Chief Executive Officer

CAREER CANADA C.F.P. LIMITED

By:	/s/ Jack D. Massimino
Name: Jack D. Massimino
Title: Executive Chairman

EVEREST COLLEGE PHOENIX, INC.

By:	/s/ Jack D. Massimino
Name: Jack D. Massimino
Title: Chairman, President and Chief Executive Officer

Signature Page to
Amendment No. 1

HEALD COLLEGE, LLC

By:	/s/ Diana Scherer
Name: Diana Scherer
Title: Secretary

QUICKSTART INTELLIGENCE CORPORATION

By:	/s/ Jack D. Massimino
Name: Jack D. Massimino
Title: Chairman of the Board

Signature Page to
Amendment No. 1

BANK OF AMERICA, N.A., as Domestic Administrative Agent

By:	/s/ Joan Mok
Name: Joan Mok
Title: Vice President

Signature Page to
Amendment No. 1

BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent

By:	/s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

Signature Page to
Amendment No. 1

BANK OF AMERICA, N.A., as a Domestic Lender

By:
Name:
Title:

Signature Page to
Amendment No. 1

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Canadian Lender

By:
Name:
Title:

Signature Page to
Amendment No. 1

U.S. BANK NATIONAL ASSOCIATION, as a Domestic Lender

By:	/s/ Saqib Khawaja
Name: Saqib Khawaja
Title: Vice President

Signature Page to
Amendment No. 1

U.S. BANK NATIONAL ASSOCIATION,
as a Canadian Lender

By:	/s/ Joseph Rauhala
Name: Joseph Rauhala
Title: Principal Officer

Signature Page to
Amendment No. 1

U.S. BANK NATIONAL ASSOCIATION,
acting through its Canada branch
as a Canadian Lender

By:	/s/ Joseph Rauhala
Name: Joseph Rauhala
Title: Principal Officer

By:	/s/ Saqib Khawaja
Name: Saqib Khawaja
Title: Vice President

Signature Page to
Amendment No. 1

UNION BANK, N.A.,
as a Domestic Lender

By:	/s/ Andrew Jarvic
Name: Andrew Jarvic
Title: AVP

Signature Page to
Amendment No. 1

BANK OF THE WEST,
as a Domestic Lender

By:	/s/ Christiana Creekpaum
Name: Christiana Creekpaum
Title: Vice President

Signature Page to
Amendment No. 1

ONEWEST BANK, FSB,
as a Domestic Lender

By:	/s/ John Farrace
Name: John Farrace
Title: EVP

Signature Page to
Amendment No. 1